Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest Nasdaq-100® Buffer ETF – March

FT Cboe Vest Nasdaq-100® Buffer ETF – June

FT Cboe Vest Nasdaq-100® Buffer ETF – September

FT Cboe Vest Nasdaq-100® Buffer ETF – December

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated November 9, 2021

Notwithstanding anything to the contrary in each Fund’s Prospectus, each Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940 to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the NASDAQ-100 Index®. Shareholders will be provided with at least 60-day notice of any change to this policy.

Please Keep this Supplement with your

Fund Prospectus for Future Reference